UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1929 Allen Parkway Houston, Texas	77019

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2007, Service Corporation International (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) pursuant to which it agreed to sell $400 million aggregate principal amount of unsecured senior notes, consisting of $200 million aggregate principal amount of 6.75% Senior Notes due 2015 and $200 million aggregate principal amount of 7.50% Senior Notes due 2027 (collectively, the “notes”), to the initial purchasers named therein in a private placement. The aggregate proceeds from the offerings, net of initial purchasers’ discounts and offering expenses, will be used, together with available cash, to retire the Company’s 6.50% Notes due 2008 and 7.70% Notes due 2009. The closing of the sale of the notes is expected to occur on April 9, 2007, subject to customary closing conditions.

The notes will be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The notes will not initially be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and any applicable state securities laws.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 28, 2007, the Company issued a press release announcing that it has priced the private offering of the notes. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the notes or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.1	Press release dated March 28, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2007	SERVICE CORPORATION INTERNATIONAL

	By:	/s/ James M. Shelger

	Name:	James M. Shelger
	Title:	Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press release dated March 28, 2007.